UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  October 2, 2012

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35113	20-8536244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 288-4600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On October 2, 2012, General Nutrition Centers, Inc. (“Centers”), a Delaware corporation and an indirect wholly owned subsidiary of GNC Holdings, Inc. (the “Company”), entered into a Second Amendment (the “Second Amendment”) to its Credit Agreement, dated March 4, 2011.  Pursuant to the Second Amendment, Centers’ term loan bears interest at a rate per annum equal to the greater of the sum of the applicable Adjusted LIBO Rate and 1.00% plus the applicable margin of 2.75%.

A copy of the Company’s press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.                                         Other Events.

On October 2, 2012, the Company issued a press release announcing the repricing of its term loan.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit Number	Description

99.1	Press Release, dated October 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2012	GNC HOLDINGS, INC.

	By:	/s/ Michael M. Nuzzo
Michael M. Nuzzo
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated October 2, 2012.